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EX. 99.1

                             DISTRIBUTION AGREEMENT

     This Distribution Agreement is made as of June 1s, 2007 by and between SportKAT, LLC, a California Limited Liability Company ("SportKAT") and Ingen Technologies, Inc., a public company ("Distributor").

     In consideration of the mutual promises set forth below, SportKAT and Distributor hereby agree as follows:

     1. PURCHASE AND SALE. Distributor agrees to purchase, and SportKAT agrees to sell, the products listed in SCHEDULE 1 hereto ("Products"), in accordance with the terms set forth below. SportKAT may at any time
          (i) discontinue the sale of any Product as well as any part or accessory related thereto, or (ii) make modifications to any Product without obligation to modify or change any Product previously delivered, or supply new Products in accordance with any earlier specification. Distributor is an independent contractor and shall not be deemed an agent of SportKAT for any purpose.

     2. NON-EXCLUSIVITY. Due to the numerous overlap of customers and market segments, the Distributor is being offered "Non-Exclusive" distribution throughout the United States of America.

     3. PRICING, TERMS, AND PURCHASE ORDERS. The prices and terms for all sales made hereunder are set forth on SCHEDULE 2. SportKAT, at its sole discretion, may modify SCHEDULE 2 upon 30-days' written notice to Distributor. Distributor shall submit orders for Products on their own Purchase Order. Unless otherwise expressly agreed to in writing, in the event of a conflict between this Agreement and any document forming part of any order placed hereunder, the terms hereof shall govern.

     4. DISTRIBUTOR. Distributor shall use its best efforts to promote, market and sell the complete line of Products. Distributors shall not misrepresent the capabilities of, or the warranty relating to, any Product. Distributor shall give SportKAT written notice of each bid Distributor makes to a customer which, if accepted, would require the purchase by Distributor of Products costing at least $50,000 or a delivery date less than 30 days after the date of such acceptance. Distributor shall obtain and maintain all necessary approvals of local regulatory authorities relating to the sale and use of each Product. Distributor represents and warrants that it holds a valid reseller's exemption certificate from each applicable taxing jurisdiction. Distributor shall reimburse SportKAT for all sales or use taxes (including penalties and interest thereon) assessed against SportKAT relating to sales of Products to Distributor.

     5. TERM. This agreement is effective as of the date hereof and shall remain in force and effect for a twelve (12) month period. At the end of this term, if both SportKAT and Distributor agree, orally or in writing, this Agreement shall be extended for an addition twelve (12) months and shall be terminable by either party upon 30-days' written notice to the other party.

          SportKAT may terminate this Agreement with immediate effect upon the occurrence of any of the following by written notice to the
          Distributor: (a) any breach by Distributor of any term hereof which is not remedied by Distributor to SportKAT's satisfaction within ten (10) days of Distributor's receipt of notice of such breach from SportKAT; Distributor engages in any attempt to defraud SportKAT or in any act which is dishonest, or participates in any similar act of misconduct;
          (b) Distributor becomes insolvent or unable to pay all of its debts as the mature, or makes an assignment for the benefit of its creditors; or any proceedings are commenced by, for or against Distributor under any bankruptcy, insolvency, or debtors' relief law, or for the appointment of a receiver or trustees in bankruptcy; or Distributor is liquidated or dissolved; (c) a change of control of SportKAT; (e)(i) a change of control if Distributor (ii) any dispute between the partners, managers, officers, directors, or stockholders of Distributor which, in opinion of SportKAT, adversely affects the business of Distributor or the goodwill or interest of SportKAT; or
          (iii) the conviction of any officer, director, partner, or stockholder in Distributor for any crime which, in the opinion of SportKAT, may adversely affect the goodwill or interest of SportKAT.

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          The termination of this Agreement shall not release Distributor from obligation to pay any sum owed to SportKAT or operate to discharge any liability that had been incurred by Distributor prior to such termination. On written request from Distributor within 90 days after termination of this agreement, SportKAT shall repurchase Distributor's new and unused inventory of Products at Distributor's acquisition cost less 25% restocking charge. Should such termination occur with respect to change of control of SportKAT; (i) no such restocking charge shall apply and (ii) for three (3) months after such termination, SportKAT shall pay Distributor a commission equal to 10% of the net sales price of Products sold by SportKAT during such period to which clients which were customers of Distributor at the time of such termination.

     6. CONFIDENTIAL INFORMATION. All confidential marketing, strategic and product information disclosed by SportKAT remain its exclusive property. Distributor shall treat such confidential information as confidential and shall not disclose any such information to any person without prior written consent of SPortKAT.

     7. LIMITED WARRANTY AND LIABILITY. SportKAT makes no warranty or representation as to the performance of any product, or as to service, to Distributor or to any other person, except as set forth in SportKAT's statement of limited warranty accompanying such Product. Unauthorized modification of any Product by Distributor or any third party shall void any warranty with respect thereto. The liability of SportKAT, if any, and Distributor's exclusive remedy for damages for any claim relating hereto, shall not be greater than the actual purchase price of the Products with respect to which such claim is made. Under no circumstances shall either party be liable to the other for any special, indirect, incidental, or consequential damages.

     8. GOVERNING LAW. This agreement shall be constructed and enforced in accordance with, and its validity and performance shall be governed by, the laws of the State of California without regard to its principles of choice law. Each party shall submit to, and waives any right to contest, the exclusive venue and jurisdiction of the state and federal courts located in San Diego, California for any proceeding arising out of or relating to this Agreement. The prevailing party in any such proceeding shall be entities to recover, in addition to any other relief to which it is entitled, all attorney fees and costs incurred by it in connection therewith.

     9. GENERAL TERMS. This agreement constitutes the sole, complete and final agreement between the parties with respect to the subject matter hereof. SCHEDULE 1 and SCHEDULE 2 hereto are hereby made part of this agreement. Distributor may not assign any of its rights or obligations here under without the written consent of SportKAT. All notices here under shall be made by mail to the addresses set forth on the signature page hereof and shall be effective upon mailing. This Agreement may only be modified, amended or supplemented by an instrument in writing signed by a duly authorized representative of each party hereto.


In confirmation of their intention to be legally bound hereby, the parties hereto have executed this Agreement below:

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SPORTKAT, LLC                               INGEN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------

/s/ Damon R. Lawson                         /s/ Scott R. Sand

Authorized Signature                        Authorized Signature
--------------------------------------------------------------------------------

DATE:  June 13, 2007                        DATE:  June 1, 2007

PRINT NAME: Damon R. Lawson                 PRINT NAME: Scott R. Sand

PRINT TITLE: President & CEO                PRINT TITLE: CEO & Chairman

ADDRESS: 1497 Poinsettia Ave.               ADDRESS: Ingen Technologies, Inc.
         Suite 157                                   35193 Avenue A, Suite C
         Vista, CA 92081                             Yuciapa,  CA  92399